EQ PREMIER VIP TRUST
PO Box 43131
Providence, RI 02940-3131
FUNDS / PORTFOLIOS    FUNDS / PORTFOLIOS FUNDS / PORTFOLIOS
Target 2015 Allocation Portfolio    Target 2025 Allocation Portfolio Target 2035 Allocation Portfolio
Target 2045 Allocation Portfolio    Target 2055 Allocation Portfolio EQ/Core Plus Bond Portfolio
EQ/Aggressive Allocation Portfolio    EQ/Conservative Allocation Portfolio EQ/Conservative-Plus Allocation Portfolio
EQ/Moderate Allocation Portfolio    EQ/Moderate-Plus Allocation Portfolio
Preliminary Copy
VOTING INSTRUCTION CARD    EQ PREMIER VIP TRUST
VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 23, 2023
[INSURANCE COMPANY NAME DROP-IN]
The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of the named portfolio(s) being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of EQ Premier VIP Trust (the “Trust”), hereby instructs the above-referenced insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated [_____], 2023 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.
This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement/Prospectus relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476
VIP_33433_071723_VI
PLEASE SIGN AND DATE ON THE REVERSE SIDE.
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TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposals

THE BOARD OF TRUSTEES OF EQ PREMIER VIP TRUST (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS:

1A. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Conservative Allocation Portfolio, a series of the Trust, into EQ/Conservative Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
EQ/Conservative Allocation Portolio	☐	☐	☐

1B. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Conservative-Plus Allocation Portfolio, a series of the Trust, into EQ/Conservative-Plus Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
EQ/Conservative-Plus Allocation Portfolio	☐	☐	☐

1C. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Moderate Allocation Portfolio, a series of the Trust, into EQ/Moderate Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
EQ/Moderate Allocation Portfolio	☐	☐	☐

1D. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Moderate-Plus Allocation Portfolio, a series of the Trust, into EQ/Moderate-Plus Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
EQ/Moderate-Plus Allocation Portfolio	☐	☐	☐

1E. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Aggressive Allocation Portfolio, a series of the Trust, into EQ/Aggressive Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
EQ/Aggressive Allocation Portfolio	☐	☐	☐

2A. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of Target 2015 Allocation Portfolio, a series of the Trust, into Target 2015 Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
Target 2015 Allocation Portfolio	☐	☐	☐

2B. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of Target 2025 Allocation Portfolio, a series of the Trust, into Target 2025 Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
Target 2025 Allocation Portfolio	☐	☐	☐

2C. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of Target 2035 Allocation Portfolio, a series of the Trust, into Target 2035 Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
Target 2035 Allocation Portfolio	☐	☐	☐

2D. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of Target 2045 Allocation Portfolio, a series of the Trust, into Target 2045 Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
Target 2045 Allocation Portfolio	☐	☐	☐

2E. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of Target 2055 Allocation Portfolio, a series of the Trust, into Target 2055 Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
Target 2055 Allocation Portfolio	☐	☐	☐

3. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Core Plus Bond Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
EQ/Core Plus Bond Portfolio	☐	☐	☐

4. Elect the Board of Trustees of the Trust:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Mark A. Barnard	02. Michael B. Clement	03. Donald E. Foley	04. Patricia M. Haverland	☐	☐	☐
05. Marcia Haydel	06. Steven M. Joenk	07. Kimberly Thompson Laughton	08. H. Thomas McMeekin			
09. Jeffery S. Perry	10. Gary S. Schpero	11. Kathleen Stephansen				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.______________________________

To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

The approval of any one proposal is not contingent on the approval of any other proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSALS.

B Authorized Signatures — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on the records of the insurance company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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EQ PREMIER VIP TRUST PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 23, 2023. The Notice of Special Meeting and the Proxy Statement/Prospectus for the Meeting are available at: https://www.proxy-direct.com/eqt-33433 FUNDS / PORTFOLIOS FUNDS / PORTFOLIOS FUNDS / PORTFOLIOS Target 2015 Allocation Portfolio Target 2025 Allocation Portfolio Target 2035 Allocation Portfolio Target 2045 Allocation Portfolio Target 2055 Allocation Portfolio EQ/Core Plus Bond Portfolio EQ/Aggressive Allocation Portfolio EQ/Conservative Allocation Portfolio EQ/Conservative-Plus Allocation Portfolio EQ/Moderate Allocation Portfolio EQ/Moderate-Plus Allocation Portfolio Preliminary Copy PROXY CARD EQ PREMIER VIP TRUST PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 23, 2023 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EQ PREMIER VIP TRUST (the “Trust”) on behalf of the portfolio(s) being acquired in the proposed Agreement and Plan of Reorganization and Termination (the “Acquired Portfolio”), a series of the Trust. The person signing on the reverse side of this card hereby appoints as proxies James Kelly and Brian Walsh, and each of them (with power of substitution), (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolio, or any adjournment or postponement thereof (the “Meeting”), as described in the Combined Proxy Statement and Prospectus dated [], 2023 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals. Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus accompanying this proxy card is hereby acknowledged by the person signing on the reverse side of this card. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 VIP_33433_071723 PLEASE SIGN AND DATE ON THE REVERSE SIDE. xxxxxxxxxxxxxx code DO NOT TEAR

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposals

THE BOARD OF TRUSTEES OF EQ PREMIER VIP TRUST (THE "TRUST") UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS:

1A. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Conservative Allocation Portfolio, a series of the Trust, into EQ/Conservative Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
EQ/Conservative Allocation Portfolio	☐	☐	☐

1B. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Conservative-Plus Allocation Portfolio, a series of the Trust, into EQ/Conservative-Plus Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
EQ/Conservative-Plus Allocation Portfolio	☐	☐	☐

1C. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Moderate Allocation Portfolio, a series of the Trust, into EQ/Moderate Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
EQ/Moderate Allocation Portfolio	☐	☐	☐

1D. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Moderate-Plus Allocation Portfolio, a series of the Trust, into EQ/Moderate-Plus Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
EQ/Moderate-Plus Allocation Portfolio	☐	☐	☐

1E. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Aggressive Allocation Portfolio, a series of the Trust, into EQ/Aggressive Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
EQ/Aggressive Allocation Portfolio	☐	☐	☐

2A. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of Target 2015 Allocation Portfolio, a series of the Trust, into Target 2015 Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
Target 2015 Allocation Portfolio	☐	☐	☐

2B. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of Target 2025 Allocation Portfolio, a series of the Trust, into Target 2025 Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
Target 2025 Allocation Portfolio	☐	☐	☐

2C. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of Target 2035 Allocation Portfolio, a series of the Trust, into Target 2035 Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
Target 2035 Allocation Portfolio	☐	☐	☐

2D. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of Target 2045 Allocation Portfolio, a series of the Trust, into Target 2045 Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
Target 2045 Allocation Portfolio	☐	☐	☐

2E. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of Target 2055 Allocation Portfolio, a series of the Trust, into Target 2055 Allocation Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
Target 2055 Allocation Portfolio	☐	☐	☐

3. To approve the Agreement and Plan of Reorganization and Termination with respect to the reorganization of EQ/Core Plus Bond Portfolio, a series of the Trust, into EQ/Core Plus Bond Portfolio, a newly-created series of EQ Advisors Trust.

	FOR	AGAINST	ABSTAIN
EQ/Core Plus Bond	☐	☐	☐

4. Elect the Board of Trustees of the Trust:

01. Mark A. Barnard
02. Michael B. Clement
03. Donald E. Foley
04. Patricia M. Haverland
05. Marcia Haydel
06. Steven M. Joenk
07. Kimberly Thompson Laughton
08. H. Thomas McMeekin
09. Jeffery S. Perry
10. Gary S. Schpero
11. Kathleen Stephansen

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.______________________________

To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

The approval of any one proposal is not contingent on the approval of any other proposal.

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS.

B Authorized Signatures — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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XXXXXXXXXXXXXX VIP-1 33433 XXXXXXXX